                                                                    Exhibit 99.1




                                 ABS Term Sheet

--------------------------------------------------------------------------------
MORGAN STANLEY            [MORGAN STANLEY DEAN WITTER LOGO]     February 1, 1999
Real Estate Debt Capital Markets
Mortgage Capital Markets
--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE
                             PRELIMINARY TERM SHEET
                   ------------------------------------------

                    EXPECTED PRICING DATE: FEBRUARY 11, 1999
                   ------------------------------------------

                                  $893,452,000
                                  (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                          AS MASTER SERVICER AND SELLER

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                                    AS SELLER

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-WF1

                   ------------------------------------------

MORGAN STANLEY DEAN WITTER
                          GOLDMAN, SACHS & CO.
                                               NORWEST INVESTMENT SERVICES, INC.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                               FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $893,452,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-WF1

TRANSACTION HIGHLIGHTS

     - This transaction is the fifth joint securitization by Wells Fargo Bank, NA ("Wells Fargo") and Morgan Stanley Mortgage Capital ("MSMC"). Transactions have ranged in size from $600MM to $1.3Bn.

     - The collateral for this transaction consists of 274 Mortgage Loans with a Cut-Off Date Balance of $968,511,922.

     - Property Type Diversification: Multifamily (30.7%), Retail (24.3%), Industrial (16.9%), Office (13.0%), Hospitality (9.0%), Other (2.2%), Mobile Home Park (2.1%) and Self Storage (1.8%).

     - Loan Diversification: The largest loan equals 4.3% of the initial pool balance and the average loan balance is $3.5MM.

     - Call Protection: 100% of the loans are call protected; 99.2% of the Mortgage loans provide for an initial lockout period followed by either defeasance (57.7%), yield maintenance (25.6%) or an option allowing the borrower to choose either defeasance or yield maintenance (15.9%).

     - Updated loan information will be part of the monthly remittance report in addition to detailed payment and delinquency information. Updated property operating and occupancy information, to the extent delivered by borrowers, will be available to Certificateholders.

     -   Cash flows will be modeled by TREPP and will be available on BLOOMBERG.




                              DSCR            LTV
                              ----           -----
MSCI 1996-WF1                 1.47x          64.9%

MSCI 1997-WF1                 1.43x          68.1%

MSCI 1998-WF1                 1.54x          68.4%

MSCI 1998-WF2                 1.57x          66.6%

MSCI 1999-WF1                 1.63x          64.9%

                              No. of          Principal
                              Loans         Balance ($MM)
                              ------        -------------
MSCI 1996-WF1                  148            $  605.3

MSCI 1997-WF1                  132            $  559.1

MSCI 1998-WF1                  306            $1,392.2

MSCI 1998-WF2                  226            $  1,062

MSCI 1999-WF1                  274            $  968.5



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                               FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $893,452,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-WF1


OFFERED CERTIFICATES

------------- ------------------ ---------------- -------------- -------------- -------------- ----------------- -------------------
                                                     RATING                                     EXPECTED FINAL         INITIAL
                  AMOUNT(1)       SUBORDINATION       (DCR/         AVERAGE       PRINCIPAL      DISTRIBUTION       PASS-THROUGH
   CLASS            ($MM)            LEVELS         MOODY'S)        LIFE(2)     WINDOW(2)(3)       DATE(3)             RATE(4) (5)
------------- ------------------ ---------------- -------------- -------------- -------------- ----------------- -------------------
    A-1         269,000,000          23.00%          AAA/Aaa          5.50          1-110          4/15/08           [5.72%]
------------- ------------------ ---------------- -------------- -------------- -------------- ----------------- -------------------
    A-2         476,754,000           23.00          AAA/Aaa          9.38         110-115         9/15/08           [6.03]
------------- ------------------ ---------------- -------------- -------------- -------------- ----------------- -------------------
    B            48,425,000           18.00          AA/Aa2           9.61         115-116         10/15/08          [6.18]
------------- ------------------ ---------------- -------------- -------------- -------------- ----------------- -------------------
    C            43,583,000           13.50           A/A2            9.64         116-116         10/15/08          [6.47]
------------- ------------------ ---------------- -------------- -------------- -------------- ----------------- -------------------
    D             9,685,000           12.50           A-/A3           9.64         116-116         10/15/08      NWAC - [0.38]
------------- ------------------ ---------------- -------------- -------------- -------------- ----------------- -------------------
    E            29,056,000           9.50          BBB/Baa2          9.69         116-117         11/15/08      NWAC - [0.03]
------------- ------------------ ---------------- -------------- -------------- -------------- ----------------- -------------------
    F            16,949,000           7.75           BBB-/NR         10.48         117-138         8/15/10       NWAC - [0.03]
------------- ------------------ ---------------- -------------- -------------- -------------- ----------------- -------------------


PRIVATE CERTIFICATES

------------- ------------------ ---------------- -------------- -------------- -------------- ----------------- -------------------
                                                     RATING                                     EXPECTED FINAL         INITIAL
                  AMOUNT(1)       SUBORDINATION       (DCR/         AVERAGE       PRINCIPAL      DISTRIBUTION       PASS-THROUGH
   CLASS            ($MM)            LEVELS         MOODY'S)        LIFE(2)     WINDOW(2)(3)       DATE(3)             RATE(4) (5)
------------- ------------------ ---------------- -------------- -------------- -------------- ----------------- -------------------
    G-O          75,059,922            --              --            --              --               --             [5.72%]
------------- ------------------ ---------------- -------------- -------------- -------------- ----------------- -------------------
     X             Notional            --            AAA/Aaa          8.80           --            10/15/18         Variable Rate
------------- ------------------ ---------------- -------------- -------------- -------------- ----------------- -------------------


  Notes:     (1) In the case of each such Class, subject to a permitted variance of plus or minus 5%. The Class X Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time.

             (2) In years, based on Maturity Assumptions and a 0% CPR as described in the Prospectus Supplement.

             (3) Principal Window is the period (expressed in terms of months and commencing with the month of the first Distribution Date) during which distributions of principal are expected to be made to the holders of each designated Class in accordance with the Maturity Assumptions and a 0% CPR as described in the Prospectus Supplement.

             (4) Other than the Class D, Class E and Class F Certificates, each
                 Class of Certificates will accrue interest generally at a fixed rate of interest except in limited circumstances as described in the Prospectus Supplement.

             (5) The pass-through rates shown are only for indicative purposes.
                 The final pass-through rates will be determined at pricing.



                                      T-1

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                               FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $893,452,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-WF1




I.  ISSUE CHARACTERISTICS

Issue Type:                         Public: Class A-1, A-2, B, C, D, E and F
                                    (the "Offered Certificates")

                                    Private (Rule 144A): Class X, G, H, J, K, L,
                                    M, N and O

Securities Offered:                 $893,452,000 monthly pay, multi-class
                                    sequential pay commercial mortgage REMIC
                                    Pass-Through Certificates, including four fixed-rate principal and interest classes
                                    (A-1, A-2, B and C) and three weighted
                                    average coupon principal and interest
                                    classes (D, E and F).

Collateral:                         The collateral consists of a $968,511,922
                                    pool of fixed-rate commercial and
                                    multifamily Mortgage Loans

Sellers: Wells Fargo Bank, National Association and Morgan Stanley Mortgage Capital Inc.

Lead Manager:                       Morgan Stanley & Co. Incorporated

Co-Managers:                        Goldman, Sachs & Co.
                                    Norwest Investment Services, Inc.

Master Servicer:                    Wells Fargo Bank, National Association

Special Servicer:                   GMAC Commercial Mortgage Corporation

Trustee/Fiscal Agent:               LaSalle National Bank/ABN AMRO Bank N.V.

Expected Pricing Date:              On or about February 11, 1999

Expected Closing Date:              On or about February 25, 1999

Distribution Dates:                 The 15th of each month, commencing March 15,
                                    1999

Cut-Off Date:                       February 1, 1999

Minimum Denominations:              $25,000 for Class A Certificates; $100,000
                                    for all other Certificates (other than the Class R Certificates)

Settlement Terms:                   DTC, Euroclear and Cedel, same day funds,
                                    with accrued interest

Legal/Regulatory Status:            Class A-1 and A-2 Certificates are expected
                                    to be eligible for exemptive relief under ERISA. No Class of Certificates is SMMEA eligible.

Risk Factors:                       THE CERTIFICATES INVOLVE A DEGREE OF RISK
                                    AND MAY NOT BE SUITABLE FOR ALL INVESTORS.
                                    SEE THE "RISK FACTORS AND OTHER SPECIAL
                                    CONSIDERATIONS" SECTION OF THE PROSPECTUS
                                    SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                    THE PROSPECTUS.


                                      T-2

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                               FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $893,452,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-WF1


II.      STRUCTURE CHARACTERISTICS


The Offered Certificates (other than the Class D, E and F Certificates) are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class D, E and F Certificates are weighted average coupon REMIC Pass-Through Certificates. The Class X Certificates are variable rate interest only REMIC Pass-Through Certificates. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.


                                                 Class X(1)
                                                 ----------
Class A-1                AAA/Aaa                  $269.0MM
                         [5.72%]
Class A-2                AAA/Aaa                  $476.7MM
                         [6.03%]
Class B                  AA/Aa2                   $ 48.4MM
                         [6.18%]
Class C                   A/A2                    $ 43.5MM
                         [6.47%]
Class D                   A-/A3                   $  9.6MM
                     NWAC - [0.38%]
Class E                 BBB/Baa2                  $ 29.0MM
                     NWAC - [0.03%]
Class F                  BBB-/NR                  $ 16.9MM
                     NWAC - [0.03%]
Classes G - O              --                     $ 75.0MM
                         [5.72%]

Note: (1) Class X is entitled to interest (on a notional amount equal to the aggregate pool balance) at the weighted average Class X Strip Rates for the respective classes of Principal Balance Certificates. The Class X Strip Rate for each such class for any Distribution Date is equal to the NWAC minus the Pass-Through Rate for such class and such Distribution Date.



                                      T-3



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                               FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $893,452,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-WF1


            [BAR CHART SHOWING PAYMENT SEQUENCE AND ALLOCATION OF
              LOSSES AMONG THE VARIOUS CLASSES OF CERTIFICATES]


Notes:   (1)   The class A-1, A-2 and X certificates will be paid interest on a pro rata basis.

         (2) The above analysis is based on the Maturity Assumptions and a 0% CPR as described in the Prospectus Supplement.


                                       T-4
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $893,452,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-WF1


Interest Distributions:             Each Class of Certificates (other than the
                                    Class R Certificates) will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate on the outstanding
                                    Certificate Balance or Notional Amount of such Class, as applicable.

Pass-Through Rates:                 Class A-1:         [5.72%]
                                    Class A-2:         [6.03%]
                                    Class B:           [6.18%]
                                    Class C:           [6.47%]
                                    Class D:           NWAC - [0.38%]
                                    Class E:           NWAC - [0.03%]
                                    Class F:           NWAC - [0.03%]
                                    Classes  G-O:      [5.72%]
                                    Class X:           See Note on page T-3

                                    The Pass-Through Rate for each class of
                                    Principal Balance Certificates for any
                                    Distribution Date will not exceed the
                                    Weighted Average Net Mortgage Rate ("NWAC") for such Distribution Date.

Principal Distributions:            Principal will be distributed on each
                                    Distribution Date to the most senior Class
                                    (i.e., the Class with the earliest
                                    alphabetical/numerical Class designation) of the Principal Balance Certificates outstanding, until its Certificate Balance is reduced to zero (sequential order). If, due to losses, the Certificate Balances of the Class B through Class O Certificates are reduced to zero or Appraisal Reductions exceed the aggregate Certificate Balance of the Subordinate Certificates, payments of principal to the Class A-1 and A-2
                                    Certificates will be made on a pro rata
                                    basis.

Prepayment Premium                  The holders of each Class of Principal
Allocation:                         Certificates (other than an excluded class
                                    as defined below) then entitled to
                                    distributions of principal on such
                                    distribution date will be entitled to an aggregate amount (allocable on a pro-rata basis if there is more than one Class of Principal Balance Certificates entitled to a distribution of principal) equal to the lesser of (a) such Prepayment Premium and
                                    (b) such Prepayment Premium multiplied by a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate applicable to the most senior of such Classes of Principal Balance Certificates then outstanding (or, in the case of two
                                    Classes of Class A Certificates, the one with the earlier payment priority), over the relevant Discount Rate (as defined in the Prospectus Supplement), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the Mortgage Loan that prepaid, over the relevant Discount Rate.
                                    The portion, if any, of the Prepayment
                                    Premium remaining after such payments to the holders of the Principal Balance
                                    Certificates will be distributed to the
                                    holders of the Class X Certificates. For the purposes of the foregoing, the classes G, H, J, K, L, M, N and O are the excluded classes.


                                       T-5
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $893,452,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-WF1


Credit Enhancement:                 Each Class of Certificates (other than
                                    Classes A-1, A-2 and X) will be subordinate to all other Classes with an earlier alphabetical Class designation.

Advancing:                          The Master Servicer and the Trustee (in that
                                    order) will each be obligated to make P&I
                                    Advances and Servicing Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable.

Realized Losses and Expense         Realized Losses and Expense Losses, if any,
Losses:                             will be allocated to the Class O, Class N,
                                    Class M, Class L, Class K, Class J, Class H,
                                    Class G, Class F, Class E, Class D, Class C and Class B Certificates, in that order, and then to Classes A-1 and A-2 and, with respect to losses allocated to interest, Class X Certificates, pro rata, in each case reducing amounts payable thereto. Any interest shortfall of any Class of Certificates will result in unpaid interest for such Class which, together with interest thereon compounded monthly at one-twelfth the applicable Pass-Through Rate for such Class, will be payable in subsequent periods, subject to available funds.

Prepayment Interest Shortfalls:     For any Distribution Date, any Net Aggregate
                                    Prepayment Interest Shortfall not offset by the Servicing Fee (less the amount payable to Sub-Servicers for such Distribution
                                    Date), will generally be allocated pro rata to each Class of Certificates in proportion to its entitlement to interest.

Appraisal Reductions:               An appraisal reduction generally will be
                                    created in the amount, if any, by which the Principal Balance of a Specially Serviced
                                    Mortgage Loan (plus other amounts overdue in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged
                                    Property. The Appraisal Reduction Amount will reduce proportionately the amount of P&I Advances for such loan, which reduction will result, in general, in a reduction of interest distributable to the most subordinate Class of Principal Balance
                                    Certificate outstanding.

                                    An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased or otherwise disposed of.

Operating Adviser:                  The Operating Adviser, which may be
                                    appointed by the Controlling Class, will have the right to advise the Special
                                    Servicer with respect to certain actions regarding Specially Serviced Mortgage Loans.
                                    Examples include the right to make certain modifications, foreclose, sell, bring an REO
                                    Property into environmental compliance or accept substitute or additional collateral.

Controlling Class:                  The Controlling Class will generally be the
                                    most subordinate Class of Certificates
                                    outstanding at any time or, if the
                                    Certificate Balance of such Class is less than 25% of the initial Certificate Balance of such Class, the next most subordinate
                                    Class of Principal Balance Certificates.


                                       T-6
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $893,452,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-WF1


Special Servicer:                   In general, the Special Servicer has the
                                    right to modify the terms of a Specially
                                    Serviced Mortgage Loan if it determines that such modification would increase the net present value of the proceeds to the Trust, provided that the Special Servicer generally may not extend the maturity date of a Mortgage Loan beyond two years prior to the Final Rated Distribution Date, grant more than three one-year extensions of the maturity date of a Mortgage Loan which has a below market rate, reduce the Mortgage Rate to a rate below the market rate or defer interest due in excess of 10% of the Scheduled Principal Balance of such Mortgage
                                    Loan.

Optional Termination:               The Depositor, then the Master Servicer,
                                    then the Special Servicer and then the
                                    holder of a majority of the R-I Certificates will have the option to purchase, in whole but not in part, the remaining assets of the Trust on or after the Distribution Date on which the aggregate Certificate Balance of all Classes of Certificates then outstanding is less than or equal to 1% of the Initial
                                    Pool Balance. Such purchase price will
                                    generally be at a price equal to the unpaid aggregate Scheduled Principal Balance of the Mortgage Loans, plus accrued and unpaid interest and unreimbursed Advances.

Reports to Certificateholders:      The Trustee will prepare and deliver monthly
                                    Certificateholder Reports. The Special
                                    Servicer will prepare and deliver to the Trustee a monthly Special Servicer Report summarizing the status of each Specially
                                    Serviced Mortgage Loan. The Master Servicer and the Special Servicer will prepare and deliver to the Trustee an annual report setting forth, among other things, the debt service coverage ratios for each Mortgage
                                    Loan, as available. Each of the reports will be available to the Certificateholders. A report containing information regarding the
                                    Mortgage Loans will be available
                                    electronically.


                                       T-7
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $893,452,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-WF1


III. ORIGINATORS           Wells Fargo Bank, N.A.

                           The Mortgage Pool includes 202 Mortgage Loans, representing approximately 60.7% of the Initial Pool Balance, originated by Wells Fargo Bank, National Association ("Wells Fargo").

                           Founded in 1852, Wells Fargo & Company is the holding company for Wells Fargo. Wells Fargo provides a full range of banking services to individual, agri-business, real estate, commercial and small business customers.

                           For the year ended December 31, 1998 and for the year ended December 31, 1997, Wells Fargo & Company reported, on a consolidated basis, net income of $1,950MM and $2,499MM, respectively.

                           As of December 31, 1998 and as of December 31, 1997 Wells Fargo & Company reported, on a consolidated basis, total assets of $202.5Bn and $185.7Bn, respectively and total capital (Tier 1 & 2) of $10.9Bn and $11.2Bn, respectively.

                           As of December 31, 1998 Wells Fargo and its subsidiaries serviced a portfolio of multifamily and commercial mortgage loans totaling approximately $25.9Bn, of which $5.4Bn was for third parties.

                           On November 2, 1998, the former Wells Fargo Company merged with WFC Holding Corporation, a wholly owned subsidiary of Norwest Corporation. In connection with such merger, Norwest Corporation changed its name to Wells Fargo & Company. Such merger was accounted for as a pooling of interests. The total assets, total capital and net income indicated above for Well Fargo & Company reflect the consolidated assets, capital and income of such merged companies for the periods set forth above.

                           The Loans originated by Wells Fargo were originated through Wells Fargo's Capital Markets Group ("Capital Markets Group"). The Capital Markets Group maintains loan production offices in six metropolitan areas in California and nine other cities nationwide. The group is staffed with approximately 20 originators and approximately 20 underwriters and is supported by Wells Fargo's Appraisal and Real Estate Technical Services (RETECHS) personnel.

                           Commercial and multifamily mortgage loans originated for securitization by Wells Fargo and its subsidiaries are generally serviced by Wells Fargo. Wells Fargo has been approved as a master and special servicer by all four rating agencies. Wells Fargo has completed five previous conduit securitizations.

                           Morgan Stanley Mortgage Capital Inc.

                           The Mortgage Pool includes 72 Mortgage Loans, representing approximately 39.3% of the Initial Pool Balance, which were either acquired or originated by or on behalf of Morgan Stanley Mortgage Capital Inc. ("MSMC"). MSMC is a subsidiary of Morgan Stanley & Co. Incorporated that was formed to originate and purchase mortgage loans secured by commercial and multifamily real estate.


                                       T-8
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $893,452,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-WF1


IV. COLLATERAL DESCRIPTION

Summary: The Mortgage Pool consists of a $968,511,922 pool of 274 fixed-rate, first lien, mortgage loans secured by first liens on commercial and multifamily properties located throughout 29 states. As of the Cut-Off Date, the Mortgage Loans have a weighted average mortgage rate of 7.067% and a weighted average remaining term to maturity of 122 months. See the Appendices to the Prospectus Supplement for more detailed collateral information.

Seismic Review Process:    For loans originated by Wells Fargo, loan requests
                           secured by properties located in California are screened using a seismic software system to perform a preliminary probable maximum loss ("PML") analysis.
                           Properties with any one of the following characteristics are subject to a third party seismic survey performed by an approved seismic engineering firm: a property with a preliminary PML over 20%, a loan of more than $10,000,000, a property located in an Alquist Priolo Zone, a property of three or more stories, a property constructed of non-reinforced masonry, a property found to exhibit indications of significant seismic stress during the completion of the property condition assessment or a property located in a county having special inspection or retrofit requirements.

                           For loans originated by MSMC, all loan requests secured by properties in California are subject to a third party seismic report.

                           Generally, any proposed loan originated by Wells Fargo or MSMC as to which the property was estimated to have a PML in excess of 20% of the estimated replacement cost would either be subject to a lower loan-to-value limit at origination, be conditioned on seismic upgrading, be conditioned on satisfactory earthquake insurance or be declined.

                           This portfolio contains 20 Mortgage Loans, representing 10.6% of the pool, that have PMLs in excess of 20% and are subject to the above stated mitigants.


                            GEOGRAPHIC DISTRIBUTION

                          AK                    0.37%
                          AZ                    4.41%
                          CA                   45.59%
                          CO                    4.18%
                          CT                    0.59%
                          DE                    0.43%
                          FL                    3.38%
                          GA                    4.74%
                          ID                    0.20%
                          IL                    5.88%
                          IN                    0.63%
                          KS                    0.35%
                          MA                    1.74%
                          MD                    2.70%
                          MI                    0.72%
                          NC                    0.10%
                          NJ                    0.41%
                          NV                    1.58%
                          NY                    0.59%
                          OH                    0.86%
                          OK                    1.06%
                          OR                    1.77%
                          PA                    0.63%
                          SC                    0.15%
                          TX                   10.86%
                          UT                    1.40%
                          VA                    1.07%
                          WA                    2.57%
                          WI                    1.05%


                                       T-9
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $893,452,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-WF1


SELLERS
----------------------------------------------------------------
                            NO.        CUT-OFF DATE          %
                            OF            PRINCIPAL         OF
                         LOANS              BALANCE       POOL
----------------------------------------------------------------
 Wells Fargo               202          587,870,511      60.70
 Morgan  Stanley            72          380,641,411      39.30
----------------------------------------------------------------
 TOTAL:                    274          968,511,922     100.00
----------------------------------------------------------------

CUT-OFF DATE BALANCES ($)
----------------------------------------------------------------
                            NO.        CUT-OFF DATE          %
                            OF            PRINCIPAL         OF
                         LOANS              BALANCE       POOL
----------------------------------------------------------------
 <= 1MM                     50           39,411,512       4.07
 1MM - 2MM                  81          116,334,697      12.01
 2MM - 3MM                  42          103,017,431      10.64
 3MM - 4MM                  34          117,016,226      12.08
 4MM - 5MM                  16           73,743,162       7.61
 5MM - 6MM                  14           77,972,519       8.05
 6MM - 7MM                   9           57,526,269       5.94
 7MM - 8MM                   7           52,498,548       5.42
 8MM - 9MM                   6           50,860,263       5.25
 9MM - 10MM                  2           19,832,806       2.05
 10MM - >=                  13          260,298,489      26.87
----------------------------------------------------------------
 TOTAL:                    274          968,511,922     100.00
----------------------------------------------------------------
Min: 317,728   Max: 41,232,654   Average: 3,534,715
----------------------------------------------------------------

STATES
----------------------------------------------------------------
                            NO.        CUT-OFF DATE          %
                            OF            PRINCIPAL         OF
                         LOANS              BALANCE       POOL
----------------------------------------------------------------
 California                140          441,499,972      45.59
 Texas                      32          105,159,866      10.86
 Illinois                    6           56,964,719       5.88
 Georgia                     5           45,888,047       4.74
 Arizona                     7           42,762,844       4.42
 Other                      84          276,236,474      28.51
----------------------------------------------------------------
 TOTAL:                    274          968,511,922     100.00
----------------------------------------------------------------

PROPERTY TYPE
----------------------------------------------------------------
                            NO.        CUT-OFF DATE          %
                            OF            PRINCIPAL         OF
                         LOANS              BALANCE       POOL
----------------------------------------------------------------
 Multifamily                86          297,627,262      30.73
 Retail                     52          235,072,705      24.27
 Industrial                 74          163,796,815      16.91
 Office                     36          125,831,434      12.99
 Hospitality                 6           87,639,765       9.05
 Other                       6           21,021,513       2.17
 Mobile Home Park            6           20,056,298       2.07
 Self Storage                8           17,466,131       1.80
----------------------------------------------------------------
 TOTAL:                    274          968,511,922     100.00
----------------------------------------------------------------

MORTGAGE RATES (%)
----------------------------------------------------------------
                            NO.        CUT-OFF DATE          %
                            OF            PRINCIPAL         OF
                         LOANS              BALANCE       POOL
----------------------------------------------------------------
 6.001 - 7.000             114          433,730,598      44.79
 7.001 - 8.000             155          521,043,835      53.80
 8.001 - 9.000               5           13,737,489       1.42
----------------------------------------------------------------
 TOTAL:                    274          968,511,922     100.00
----------------------------------------------------------------
 Min: 6.240         Max: 8.750           WAC: 7.067
----------------------------------------------------------------


ORIGINAL TERMS TO STATED MATURITY (MOS)
----------------------------------------------------------------
                            NO.        CUT-OFF DATE          %
                            OF            PRINCIPAL         OF
                         LOANS              BALANCE       POOL
----------------------------------------------------------------
 <= 60                       3           38,652,722       3.99
 61 - 120                  217          766,805,970      79.17
 121 - 180                  27           96,295,297       9.94
 181 - 240                  27           66,757,933       6.89
----------------------------------------------------------------
 TOTAL:                    274          968,511,922     100.00
----------------------------------------------------------------
 Min: 59              Max: 240         Wtd Avg: 128
----------------------------------------------------------------

REMAINING TERMS TO STATED MATURITY (MOS)
----------------------------------------------------------------
                            NO.        CUT-OFF DATE          %
                            OF            PRINCIPAL         OF
                         LOANS              BALANCE       POOL
----------------------------------------------------------------
 <= 60                       6           43,609,391       4.50
 61 - 120                  216          791,914,463      81.77
 121 - 180                  25           66,230,135       6.84
 181 - 240                  27           66,757,933       6.89
----------------------------------------------------------------
 TOTAL:                    274          968,511,922     100.00
----------------------------------------------------------------
 Min: 26              Max: 236         Wtd Avg: 122
----------------------------------------------------------------

BALLOON LOANS
----------------------------------------------------------------
                            NO.        CUT-OFF DATE          %
                            OF            PRINCIPAL         OF
                         LOANS              BALANCE       POOL
----------------------------------------------------------------
 Yes                       234          883,915,263      91.27
 No                         40           84,596,660       8.73
----------------------------------------------------------------
 TOTAL:                    274          968,511,922     100.00
----------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
----------------------------------------------------------------
                            NO.        CUT-OFF DATE          %
                            OF            PRINCIPAL         OF
                         LOANS              BALANCE       POOL
----------------------------------------------------------------
 1.01 - 1.15                 2            2,826,048       0.29
 1.16 - 1.25                 9           26,106,459       2.70
 1.26 - 1.35                26           88,263,191       9.11
 1.36 - 1.50                76          323,070,799      33.36
 1.51 - 1.75                76          311,629,987      32.18
 1.76 - 2.00                45          122,266,678      12.62
 2.00 >=                    40           94,348,760       9.74
----------------------------------------------------------------
 TOTAL:                    274          968,511,922     100.00
----------------------------------------------------------------
 Min: 1.11           Max: 6.43        Wtd Avg: 1.63
----------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIOS (%)
----------------------------------------------------------------
                            NO.        CUT-OFF DATE          %
                            OF            PRINCIPAL         OF
                         LOANS              BALANCE       POOL
----------------------------------------------------------------
 10.1 - 20.0                 2            1,540,952       0.16
 20.1 - 30.0                 9           10,835,732       1.12
 30.1 - 40.0                13           23,209,493       2.40
 40.1 - 50.0                19           36,453,606       3.76
 50.1 - 60.0                51          183,697,024      18.97
 60.1 - 70.0                93          338,319,182      34.93
 70.1 - 80.0                86          370,399,172      38.24
 80.1 - 90.0                 1            4,056,762       0.42
----------------------------------------------------------------
 TOTAL:                    274          968,511,922     100.00
----------------------------------------------------------------
 Min: 19.2           Max: 81.1        Wtd Avg: 64.9
----------------------------------------------------------------


BALLOON LOAN-TO-VALUE RATIOS (%)
----------------------------------------------------------------
                            NO.        CUT-OFF DATE          %
                            OF            PRINCIPAL         OF
                         LOANS              BALANCE       POOL
----------------------------------------------------------------
 0.0                        34           73,098,734       7.55
 0.1 - 10.0                  6           11,497,926       1.19
 10.1 - 20.0                 3            7,155,138       0.74
 20.1 - 30.0                18           35,254,177       3.64
 30.1 - 40.0                16           37,872,384       3.91
 40.1 - 50.0                55          155,797,315      16.09
 50.1 - 60.0                72          319,383,234      32.98
 60.1 - 70.0                67          314,832,276      32.51
 70.1 - 80.0                 3           13,620,738       1.41
----------------------------------------------------------------
 TOTAL:                    274          968,511,922     100.00
----------------------------------------------------------------
 Min: 0.0            Max: 70.7        Wtd Avg: 49.7
----------------------------------------------------------------


                                      T-10
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $893,452,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-WF1


PERCENTAGE OF MORTGAGE POOL BALANCE BY PREPAYMENT RESTRICTION (%)  (1) (2)
------------------------------------------------------------------------------------------------------------------------------------
   PREPAYMENT RESTRICTIONS        FEBRUARY 1999      FEBRUARY 2000         FEBRUARY 2001      FEBRUARY 2002        FEBRUARY 2003
------------------------------------------------------------------------------------------------------------------------------------
Locked Out                                99.19%             99.19%                99.10%             73.33%               66.04%
Yield Maintenance Total                    0.33%              0.33%                 0.09%             26.05%               29.54%
Penalty Points:
    5.00% and greater                      0.00               0.00                  0.00               0.00                 0.00
    4.00%  to 4.99%                        0.48               0.30                  0.30               0.29                 0.29
    3.00% to 3.99%                         0.00               0.18                  0.00               0.00                 0.00
    2.00% to 2.99%                         0.00               0.00                  0.33               0.00                 0.00
    1.00% to 1.99%                         0.00               0.00                  0.00               0.18                 0.00
Open                                       0.00               0.00                  0.18               0.15                 4.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    100.00%            100.00%               100.00%            100.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding           $968,511,922       $954,499,547          $939,602,735       $921,807,451         $901,551,545
% of initial Pool Balance                100.00%             98.55%                97.02%             95.18%               93.09%
------------------------------------------------------------------------------------------------------------------------------------


PERCENTAGE OF MORTGAGE POOL BALANCE BY PREPAYMENT RESTRICTION (%) - CONTINUED (1) (2)
------------------------------------------------------------------------------------------------------------------------------------
   PREPAYMENT RESTRICTIONS       FEBRUARY 2004   FEBRUARY 2005    FEBRUARY 2006     FEBRUARY 2007    FEBRUARY 2008    FEBRUARY 2009
------------------------------------------------------------------------------------------------------------------------------------
Locked Out                              56.13%           55.98%           57.49%            57.49%           41.22%           44.33%
Yield Maintenance Total                 43.57%           43.55%           42.21%            42.22%           19.42%           53.47%
Penalty Points:
    5.00% and greater                    0.00             0.00             0.00              0.00             0.00             0.00
    4.00%  to 4.99%                      0.30             0.29             0.30              0.29             0.00             0.00
    3.00% to 3.99%                       0.00             0.00             0.00              0.00             0.29             2.20
    2.00% to 2.99%                       0.00             0.00             0.00              0.00             0.00             0.00
    1.00% to 1.99%                       0.00             0.00             0.00              0.00             0.00             0.00
Open                                     0.00             0.18             0.00              0.00            39.07             0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  100.00%          100.00%          100.00%           100.00%          100.00%          100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $845,469,734     $826,005,075     $776,399,187      $754,400,945     $723,287,400      $87,807,148
% of Initial Pool Balance               87.30%           85.29%           80.16%            77.89%           74.68%            9.07%
------------------------------------------------------------------------------------------------------------------------------------


Notes:   (1)   For 53 of the Mortgage Loans (15.9% of the Cut-Off Date Balance)
               which allow borrowers to choose between Defeasance and Yield
               Maintenance, Yield Maintenance is assumed.

         (2) The above analysis is based on Maturity Assumptions and a 0% CPR as discussed in the Prospectus Supplement.


                                      T-11
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------